UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 21, 2007

BLUE RIVER BANCSHARES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Indiana (State or other jurisdiction of incorporation)	0-24501 (Commission File Number)	35-2016637 (IRS Employer Identification No.)
29 East Washington Street
Shelbyville, Indiana 46176
(Address of Principal Executive Offices, including Zip Code)
(317) 398-9721
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition.
     On February 21, 2007, Blue River Bancshares, Inc. issued a press release with respect to earnings for the year ended December 31, 2006. The full text of the press release is set forth in Exhibit 99.1 hereto.
     The information in this report, including the exhibit attached hereto, is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.
     Item 9.01. Financial Statements and Exhibits.
(a) – (c)	Not applicable.

(d)	Exhibits.
99.1	Press Release by Blue River Bancshares, Inc., dated February 21, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: February 21, 2007

BLUE RIVER BANCSHARES, INC.
By:	/s/ Patrice M. Lima
Patrice M. Lima
Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Blue River Bancshares, Inc., dated February 21, 2007

4